UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 1, 2011

LIQUIDITY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51813 (Commission File Number)	52-2209244 (IRS Employer Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C. (Address of principal executive offices)	20036 (Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is the script for the conference call held for investors and other interested parties on September 1, 2011 in connection with the announcement by Liquidity Services, Inc. (the “Company”) of its entry into an agreement to acquire the consumer goods remarketing business of Jacobs Trading, LLC, as previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on September 1, 2011.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

99.1        Script for Investors Call, dated September 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC. (Registrant)
Date:	September 2, 2011	By:	/s/ James E. Williams
			Name:	James E. Williams
			Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Script for Investors Call, dated September 1, 2011